AMENDMENT NO. 4 TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT OF
C. HUNTER WESTBROOK

Amendment No. 4, dated as of May 23, 2022 (this “Amendment”), to Amended and Restated Employment Agreement, dated as of September 11, 2018 (as previously amended by Amendment No. 1 thereto dated as of September 24, 2018, Amendment No. 2 thereto dated as of October 27, 2020 and Amendment No. 3 thereto dated as of July 26, 2021, the “Agreement”), by and between HomeTrust Bancshares, Inc. (the “Company”) and C. Hunter Westbrook (the “Employee”).

WHEREAS, on September 11, 2018, the Employee and the Company entered into the original Agreement, which reflected the Employee’s position at that time of Executive Vice President and Chief Banking Officer of both the Company and HomeTrust Bank, a wholly owned subsidiary of the Company (the “Bank”);

WHEREAS, on September 24, 2018, the Employee and the Company entered into Amendment No. 1 to the Agreement, to reflect the promotion of the Employee to the position of Senior Executive Vice President and Chief Operating Officer of both the Company and the Bank, effective October 1, 2018;

WHEREAS, on October 27, 2020, the Employee and the Company entered into Amendment No. 2 to the Agreement, to reflect the promotion of the Employee to the position of President and Chief Operating Officer of the Bank, effective October 28, 2020;

WHEREAS, on July 26, 2021, the Employee and the Company entered into Amendment No. 3 to the Agreement, to reflect the promotion of the Employee to the positions of President and Chief Operating Officer of the Company and President and Chief Executive Officer of the Bank, effective September 1, 2021; and

WHEREAS, on May 23, 2022, the Employee was promoted to the positions of President and Chief Executive Officer of the Company, effective September 1, 2022 and the Employee and the Company desire to amend the Agreement to reflect these promotions.

NOW, THEREFORE, in consideration of the foregoing, and of the respective agreements of the parties herein, it is AGREED as follows:

1. Effective September 1, 2022, all references in the Agreement to the Employee’s position as President and Chief Operating Officer of the Company shall be deemed changed to President and Chief Executive Officer of the Company.

2. Effective September 1, 2022, the Employee’s base salary shall be increased to $550,000 per annum.

3. The terms of the Agreement as in effect prior to September 1, 2022 that are not amended hereby shall remain in full force and effect on and after September 1, 2022 and are not affected by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

         HOMETRUST BANCSHARES, INC.

By:     _______________________________________
Name: Craig C. Koontz
Title: Chairperson, Compensation Committee

EMPLOYEE

________________________________________
C. Hunter Westbrook